John Hancock Variable Insurance Trust
Supplement dated December 14, 2017 to the
Prospectus dated May 1, 2017

Small Cap Growth Trust (the “fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus dated as noted above.

At its meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Variable Insurance Trust approved revisions to the fund’s 80% investment policy of investing in small cap companies, as set forth below, that will take effect on or about May 1, 2018. Pursuant to these revisions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies.

 Effective on or about May 1, 2018, the Prospectus is hereby amended as follows:

 In the “Principal investment strategies” section, the first paragraph is revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. For the purposes of the fund, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index (approximately $13.2 billion as of February 28, 2017) or the S&P Small Cap 600 Index (approximately $5.8 billion as of February 28, 2017).

Also, effective on or about May 1, 2018, the fund is changing its name to Small Cap Stock Trust. Accordingly, all references to Small Cap Growth Trust will be changed to reflect the fund’s new name.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust
Supplement dated December 14, 2017
to the Statement of Additional Information dated May 1, 2017

Small Cap Growth Trust (the “fund”)

Effective on or about May 1, 2018, the fund is changing its name to Small Cap Stock Trust. Accordingly, all references to Small Cap Growth Trust will be changed to reflect the fund’s new name.

Furthermore, the fund’s investment strategies will change as noted below effective on or about May 1, 2018 in connection with the fund’s name change. The paragraph under the heading “ADDITIONAL INVESTMENT RESTRICTIONS” applicable to the fund is revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.